Exhibit 10.1

May 28, 2009

BNP Paribas, as Lender and Administrative Agent

787 Seventh Avenue

New York, NY 10019

Deutsche Bank Trust Company Americas, as Collateral Agent and Depositary Agent

60 Wall Street, 27th Floor

Mail Stop: NYC60-2710

New York, NY 10005

The Lender parties to the Credit

Agreement (as defined below)

Re:                             Limited Consent and Waiver and Amendment under the Credit Agreement and Account Agreement (each as defined below)

Ladies and Gentlemen:

1.                                       This request for limited consent and waiver and amendment (this “Consent”) is delivered to you pursuant to (i) that certain Credit Agreement, dated as of September 25, 2006 (as amended, supplemented and modified from time to time, the “Credit Agreement”), among BFE Operating Company, LLC (“Opco”), Buffalo Lake Energy, LLC (“Buffalo Lake”), Pioneer Trail Energy, LLC (“Pioneer Trail” and, together with Opco and Buffalo Lake, the “Borrowers”), Opco, as Borrowers’ Agent (the “Borrowers’ Agent”), the Lenders party thereto, BNP Paribas, as Administrative Agent and Arranger, and Deutsche Bank Trust Company Americas, as Collateral Agent and (ii) that certain Collateral Account Agreement, dated as of September 25, 2006 (as amended, supplemented and modified from time to time, the “Account Agreement”), among Borrowers, the Borrowers’ Agent, the Collateral Agent, and Deutsche Bank Trust Company Americas, as the Depositary Agent (the “Depositary Agent”).  All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

2.                                       The Borrowers hereby acknowledge having received notice by letter dated May 22, 2009 that: (a) a number of Defaults and Events of Default under the Credit Agreement have occurred and are continuing as of the date hereof; and (b) as a result thereof, the Borrowers cannot satisfy the conditions precedent to borrow funds under the Credit Agreement.

3.                                       Section 6.1(a) of the Account Agreement provides that, on and after the date on which the Depositary Agent has received a notice of an Event of Default (and this Consent constitutes such a notice of an Event of Default pursuant to paragraph 9 of this Consent), the Depositary Agent shall accept all notices and instructions required to be given to the Depositary Agent pursuant to the Account Agreement only from the Collateral Agent (acting on the instructions of the Administrative Agent pursuant to the Credit Agreement) and not from any other Person, and the Depositary Agent shall not withdraw, dispose of, transfer, pay or otherwise distribute any monies in any of the Accounts except pursuant to notices and instructions from the

Collateral Agent (acting on the instructions of the Administrative Agent pursuant to the Credit Agreement).

4.                                       The Borrowers are in immediate need of funds for the purposes and in the amounts specified in Exhibit A and therefore hereby request the Lenders to permit the transfers set forth in paragraph 5 below.

5.                                       Notwithstanding anything to the contrary contained in Section 6.1(c) or any other provision of the Account Agreement but subject to the proviso below in this paragraph, the Collateral Agent (acting on the instructions of the Administrative Agent) hereby instructs the Depositary Agent to not withdraw, dispose of, transfer, pay or otherwise distribute any monies in any of the Accounts except pursuant to Sections 4.2(a)(iv), 4.2(a)(v)(A), 4.2(b), 4.2(d), 4.2(e), 4.3(b), 4.4 and 4.5 of the Account Agreement in accordance with a certificate provided in conformity with the requirements of the Account Agreement for such purpose, unless the Depositary Agent shall have been instructed otherwise in writing by the Collateral Agent (acting on the instructions of the Administrative Agent), in the order of priority set forth in such Sections; provided, however, that the Depository Agent may only make transfers out of the Payment Accounts pursuant to Section 4.3(b) from funds on deposit in the Payment Accounts on the date hereof and solely for the uses and in the amounts specified in Exhibit A.  The foregoing consent and waiver shall expire on May 31, 2009 unless otherwise extended by a written consent of the Required Lenders or terminated earlier by a written notice from the Administrative Agent.

6.                                       Exhibit B hereto sets forth the current balances in each of the Accounts as of the date hereof.

7.                                       The parties hereto agree that Section 4.2(b) of the Account Agreement is hereby amended by replacing “Section 4.2(a)(iii)” appearing in the third line with “Section 4.2(a)(iv)”.

8.                                       Notwithstanding anything provided herein or in the Financing Documents, the Borrowers acknowledge and agree that: (a) the foregoing waivers and instructions provided herein may be modified or revoked at any time upon unilateral notice from the Administrative Agent (acting in its sole discretion), except that the extension of the expiration date of the waiver contained in paragraph 5 above shall require the prior written consent of the Required Lenders; (b) the Construction Budget in effect on the date hereof is hereby suspended for all purposes and the Borrowers may not request a Borrowing in accordance with such Construction Budget unless otherwise approved in writing by the Required Lenders; and (c) the Borrowers may not request any transfers, withdrawals or payments under the Account Agreement except as provided in this Consent.

9.                                       The Collateral Agent and Depositary Agent hereby agree that this Consent shall be deemed to constitute a written “Notice of Default”: (a) from the Lenders pursuant to Section 8.5(b) of the Credit Agreement (in the case of the Collateral Agent) and (b) from the Administrative Agent pursuant to Section 6.1(a) of the Account Agreement (in the case of the Depositary Agent).

10.                                 The Lenders and Agents (collectively the “Lender Parties”) provide this Consent (i) without prejudice to any of the Lender Parties’ rights under the Credit Agreement, the other

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Financing Documents and/or under applicable law, all of which rights and remedies are specifically reserved and (ii) without prejudice to the Borrowers’ continuing obligations under the Credit Agreement, all of which remain in full force and effect.

11.                                 On its own behalf and on behalf of the other Lender Parties, the Administrative Agent hereby expressly reserves all of the Lender Parties’ respective individual and collective rights and remedies under the Credit Agreement, the other Financing Documents and applicable law, including, without limitation, with respect to the existence of any Defaults or Events of Default under the Credit Agreement, and the remedies available under Section 7.2(b) thereof.  The Lender Parties (i) have not waived and do not intend to waive any existing or future Defaults or Events of Default under the Credit Agreement, and (ii) are not obligated in any way, and have not agreed, to “stand still” or in any respect forbear from individually or collectively enforcing rights or remedies under the Credit Agreement, any other Financing Document or under any applicable law, all of which rights and remedies are expressly reserved by the Lender Parties, including the right to exercise any remedies in respect of the Events of Default described hereunder.  No oral communication, course of conduct, past or future forbearance on the part of any of the Lender Parties should be viewed as a limitation upon or waiver of the absolute right and privilege of the Lender Parties in exercising remedies that currently or may in the future exist, and any single or partial exercise of any right or remedy under the Financing Documents shall not preclude any other or further exercise thereof or the exercise of any other right or remedy.

12.                                 Pursuant to Section 9.12(a) of the Credit Agreement, the Lenders hereby authorize and direct the Administrative Agent, the Administrative Agent (acting upon instructions of the Required Lenders) hereby authorizes and directs the Collateral Agent and the Collateral Agent hereby authorizes and directs the Depositary Agent, to execute and deliver this Consent and any other documents which may be reasonably necessary to give effect to this Consent.

13.                                 Except as expressly amended hereby, all terms and conditions contained in the Credit Agreement and all other Financing Documents shall remain unchanged and in full force and effect in accordance with their respective terms.

14.                                 THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

15.                                 This Consent shall become effective as of the date first written above (the “Effective Date”) upon the following conditions having been fully satisfied:  (a) the Required Lenders shall have executed and delivered (including by way of facsimile or electronic “pdf” format) to the Administrative Agent duly executed counterparts of this Consent and (b) the Administrative Agent, the Collateral Agent and the Depositary Agent shall have executed and delivered duly executed counterparts of this Consent.

16.                                 The parties hereto agree that this Consent may be executed in counterparts.

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{signature pages follow}

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IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, have caused this letter to be duly executed and delivered as of the date first above written.

BFE OPERATING COMPANY, LLC,
as Borrower

By:
Name:
Title:

BUFFALO LAKE ENERGY, LLC,
as Borrower

By:
Name:
Title:

PIONEER TRAIL ENERGY, LLC, as
Borrower

By:
Name:
Title:

BFE OPERATING COMPANY, LLC,
as Borrowers’ Agent

By:
Name:
Title:

Accepted and Agreed:

BNP PARIBAS, as Lender

By:
Name:
Title:

By:
Name:
Title:

STANDARD CHARTERED BANK,
as Lender

By:
Name:
Title:

AGFIRST FARM CREDIT BANK,
as Lender

By:
Name:
Title:

FARM CREDIT SERVICES OF AMERICA,
as Lender

By:
Name:
Title:

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA, as Lender

By:
Name:
Title:

METROPOLITAN LIFE INSURANCE COMPANY, as Lender

By:
Name:
Title:

AMARILLO NATIONAL BANK,
as Lender

By:
Name:
Title:

FARM CREDIT BANK OF TEXAS,
as Lender

By:
Name:
Title:

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH,
as Lender

By:
Name:
Title:

By:
Name:
Title:

FIRST NATIONAL BANK OF OMAHA,
as Lender

By:
Name:
Title:

CIFC Funding 2006-IB, LTD., as Lender

By:
Name:
Title:

CIFC Funding 2006-II, LTD., as Lender

By:
Name:
Title:

CIFC Funding 2006-III, LTD., as Lender

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as Collateral Agent and Depositary Agent

By:
Name:
Title:

By:
Name:
Title:

BNP PARIBAS, as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT A TO CONSENT

PERMITTED OPERATION AND MAINTENANCE EXPENSES UNDER CONSENT

EXHIBIT B TO CONSENT

OUTSTANDING BALANCES IN ACCOUNTS